                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

             / /     Preliminary Proxy Statement
             / /     Confidential,  for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
             /X/     Definitive Proxy Statement
             / /     Definitive Additional Materials
             / /     Soliciting Material Under Rule 14a-12

                            WEBFINANCIAL CORPORATION
                            ------------------------
                (Name of Registrant as Specified in Its Charter)

           -----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

  Payment of Filing Fee (Check the appropriate box):

  /X/       No fee required.

  / /       Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and
            0-11.

  (1)       Title of each class of securities to which transaction applies:

  (2)       Aggregate number of securities to which transaction applies:

  (3)       Per unit price or other  underlying  value of  transaction  computed pursuant  to Exchange  Act Rule 0-11 (set forth  amount on which the filing fee is calculated and state how it was determined):

  (4)       Proposed maximum aggregate value of transaction:

  (5)       Total fee paid:

  / /       Fee paid previously with preliminary materials:

 / /        Check box if any part of the fee is offset as  provided  by Exchange
Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1)       Amount Previously paid:

  (2)       Form, Schedule or Registration Statement No.:

  (3)       Filing Party:

  (4)       Date Filed:

                            WEBFINANCIAL CORPORATION
                                 --------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD DECEMBER 2, 2002
                                 --------------

To the Stockholders:

            NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders  (the
"Meeting") of WEBFINANCIAL CORPORATION,  a Delaware corporation (the "Company"), will be held at the offices of Olshan  Grundman Frome  Rosenzweig & Wolosky LLP, located at 505 Park  Avenue,  New York,  New York 10022,  on December 2, 2002 at
10:00 A.M., local time, for the following purposes:

            1.   To elect five  members of the board of directors of the Company to serve  until the next  annual  meeting of  stockholders  and until their successors have been duly elected and qualify;

            2.   To  ratify  the  appointment  of  Grant  Thornton  LLP  as  the
                 Company's independent auditors for the year ending December 31,
                 2002; and

            3.   To  transact  such other  business  as may  properly be brought before the Meeting or any adjournment thereof.

            The Board of  Directors  has fixed the close of business on November
4, 2002 as the record date for the Meeting.  Only  stockholders of record on the stock  transfer  books of the  Company at the close of business on that date are entitled to notice of, and to vote at, the Meeting.

                                      By Order of the Board of Directors

                                      Glen M. Kassan
                                      Vice President, Chief Financial Officer
                                      and Secretary

Dated:  November 7, 2002
New York, New York

            WHETHER  OR NOT YOU EXPECT TO BE  PRESENT  AT THE  MEETING,  YOU ARE
URGED TO FILL IN, DATE,  SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE THAT
IS PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                            WEBFINANCIAL CORPORATION
                        150 EAST 52ND STREET, 21ST FLOOR
                            NEW YORK, NEW YORK 10022

                                ----------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                                DECEMBER 2, 2002

                                ----------------

                                  INTRODUCTION

            This Proxy Statement is being furnished to stockholders by the Board
of  Directors  of  WEBFINANCIAL   CORPORATION,   a  Delaware   corporation  (the
"Company"),  in connection with the solicitation of the  accompanying  Proxy for use at the 2002 Annual Meeting of Stockholders of the Company (the "Meeting") to
be held at the  offices  of Olshan  Grundman  Frome  Rosenzweig  & Wolosky  LLP,
located at 505 Park Avenue,  New York,  New York 10022,  on December 2, 2002, at
10:00 A.M., local time, or at any adjournment thereof.

            The  approximate   date  on  which  this  Proxy  Statement  and  the
accompanying  Proxy will first be sent or given to  stockholders  is November 7,
2002.

            At the Meeting,  stockholders  will be asked:  (1) to elect five (5)
members of the board of directors of the Company  (the "Board of  Directors"  or the "Board") to serve until the next annual  meeting of  stockholders  and until their  successors  have  been  duly  elected  and  qualify;  (2) to  ratify  the appointment of Grant Thornton LLP as the Company's  independent auditors for the fiscal year ending December 31, 2002; and (3) to transact such other business as may properly be brought before the Meeting or any adjournment thereof.

                        RECORD DATE AND VOTING SECURITIES

            Only  stockholders of record at the close of business on November 4,
2002, the record date (the "Record  Date") for the Meeting,  will be entitled to notice of, and to vote at, the Meeting and any  adjournment  thereof.  As of the close of business on the Record Date, there were 4,366,866 outstanding shares of the Company's common stock,  $.001 par value (the "Common Stock").  Each of such shares is entitled to one vote. There was no other class of voting securities of the  Company  outstanding  on that date.  A majority of the  outstanding  shares presented in person or by proxy is required for a quorum.

                                VOTING OF PROXIES

            Shares of Common  Stock  represented  by Proxies  that are  properly executed,  duly  returned and not revoked will be voted in  accordance  with the instructions  contained therein.  If no specification is indicated on the Proxy, all such shares will be voted (i) for the  election as  directors of the persons who have been nominated by the Board of Directors,  (ii) for the ratification of the appointment of Grant Thornton LLP as the Company's  independent auditors for the year ending December 31, 2002 and (iii) on any other matter the Board is not aware of a reasonable time before this solicitation that may properly be brought before the  Meeting in  accordance  with the  judgment  of the person or persons voting the Proxies.

            The execution of a Proxy will in no way affect a stockholder's right to attend the Meeting and to vote in person.  Any Proxy executed and returned by a  stockholder  may be  revoked  at any time  thereafter  if  written  notice of revocation  is given to the  Secretary  of the  Company  prior to the vote to be taken at the Meeting, or by execution of a subsequent proxy that is presented to the  Meeting or if the  stockholder  attends  the  Meeting  and votes by ballot, except as to any  matter  or  matters  upon  which a vote  shall  have been cast pursuant to the authority conferred by such Proxy prior to such revocation.

            The cost of solicitation of the Proxies being solicited on behalf of the Board of Directors  will be borne by the Company.  In addition to the use of the mails, proxy  solicitation may be made by telephone,  telegraph and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding Common Stock in the names of their  nominees  for their  reasonable  expenses in sending  soliciting material to their principals.

            The Company has retained MacKenzie Partners,  Inc.  ("MacKenzie") to solicit proxies at a cost of approximately  $5,000,  plus certain  out-of-pocket expenses.  If the Company  requests  MacKenzie to perform  additional  services,
MacKenzie will bill the Company at its usual rate.

                                  VOTING RIGHTS

            Holders of each share of Common  Stock are  entitled to one vote for each share held on all  matters.  The holders of a majority  of the  outstanding shares of Common Stock,  whether present in person or represented by proxy, will constitute a quorum for the election of directors  and the  ratification  of the appointment  of Grant  Thornton  LLP, and any other matters that may come before the Meeting.

            Broker "non-votes" and the shares as to which a stockholder abstains from voting are included for purposes of determining  whether a quorum of shares is present at a  meeting.  A broker  "non-vote"  occurs  when a nominee  holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have  discretionary  voting power with respect to that item and has not received instructions from the beneficial owner.

            A  plurality  of the total  votes cast by  holders  of Common  Stock entitled to vote is required for the election of directors.  In  tabulating  the vote on the election of directors,  abstentions and broker  "non-votes"  will be disregarded and will have no effect on the outcome of such vote.

                                      -2-

            The  affirmative  vote of a majority of the votes cast by holders of
Common  Stock  entitled to vote is required to ratify the  appointment  of Grant
Thornton LLP. In tabulating the votes on the proposal to ratify the  appointment of Grant Thornton LLP, shares as to which a stockholder  abstains are considered shares  entitled to vote on the proposal and therefore an abstention  would have the effect of a vote against such proposal.  Broker non-votes,  however, are not considered  shares  entitled  to vote on the  proposal  and are not  included in determining whether the proposal is approved.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

            The following table sets forth information  concerning  ownership of the  Company's  shares of Common  Stock,  as of the Record Date,  by each person known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock, each director,  each executive  officer,  each nominee for election as a director and by all directors  and  executive  officers of the
Company as a group. Unless otherwise  indicated,  the address for each director, nominee or five percent  stockholder  is in care of the  Company,  150 East 52nd
Street, 21st Floor, New York, New York 10022.

                                                   Amount and
                                                    Nature of
                                                    Beneficial            Percent of
Name and Address of Beneficial Owner               Ownership(1)             Class
---------------------------------------           -------------         ------------

Steel Partners II, L.P.                             1,693,545               38.8%

Warren G. Lichtenstein                              1,923,503(2)            41.9%

Jack L. Howard                                        112,058(3)             2.5%

Joseph L. Mullen                                       29,720(4)              *
c/o Li Moran, Inc.
611 Broadway, Suite 772
New York, New York 10012

Mark E. Schwarz                                         2,527(5)              *
c/o Newcastle Partners, L.P.
200 Crescent Court, Suite 670
Dallas, Texas 75201

Howard Mileaf                                               0                 0
c/o WHX Corp.
110 East 59th Street
New York, New York  10022

                                      -3-

Earle C. May                                          353,579(6)            8.1%
c/o May Management, Inc.
696 McVey Avenue
Lake Oswego, Oregon 97034

May Management, Inc.                                  323,600(6)            7.4%
696 McVey Avenue
Lake Oswego, Oregon 97034

All directors and executive                         2,467,220(7)           51.8%
officers as a group (seven persons)
------------------
* Less than 1%

(1)         A person is deemed to be the beneficial  owner of voting  securities that can be acquired by such person  within 60 days after the Record
            Date  upon  the  exercise  of  options,   warrants  or   convertible
            securities.   Each  beneficial  owner's   percentage   ownership  is
            determined  by  assuming  that  options,   warrants  or  convertible
            securities  that are held by such  person (but not those held by any other person) and that are  currently  exercisable  (i.e.,  that are exercisable  within  60  days  after  the  Record  Date)  have  been exercised.  Unless  otherwise  noted,  the Company believes that all persons  named in the table have sole  voting and  investment  power with respect to all shares beneficially owned by them.

(2)         Consists of (i) 2,500 shares of Common  Stock owned  directly by Mr.
            Lichtenstein;  (ii) 227,458 shares of Common Stock issuable upon the exercise of options within 60 days of the Record Date granted to Mr.
            Lichtenstein;  and (iii)  1,693,545  shares of Common Stock owned by
            Steel  Partners II, L.P.  ("Steel").  Mr.  Lichtenstein  is the sole managing  member of the general partner of Steel.  Mr.  Lichtenstein disclaims  beneficial  ownership of the shares of Common Stock owned by Steel except to the extent of his pecuniary interest therein.

(3)         Consists of (i) 30,150 shares of Common Stock owned  directly by Mr.
            Howard;  (ii) 3,000  shares of Common  Stock owned by Mr.  Howard in joint  tenancy  with his spouse;  (iii) 3,200 shares of Common Stock owned by JL Howard, Inc., a California corporation controlled by Mr.
            Howard;  and (iv) 75,708  shares of Common Stock  issuable  upon the exercise of options within 60 days of the Record Date granted to Mr.
            Howard.

(4)         Consists of (i) 4,285 shares of Common Stock; and (ii) 25,435 shares of Common Stock issuable upon the exercise of options within 60 days of the Record Date.

(5)         Consists of 2,527 shares of Common Stock  issuable upon the exercise of options within 60 days of the Record Date.

(6)         Consists of (i) 9,618 shares of Common  Stock owned  directly by Mr.
            May; (ii) 20,361  shares of Common Stock  issuable upon the exercise of options  within 60 days of the Record  Date  granted to Mr.  May;
            (iii) 6,300  shares of Common Stock owned by May  Management,  Inc.;
            and (iv) 317,300 shares of Common Stock held in customer accounts as

                                      -4-

            to which May Management,  Inc. has shared dispositive power. Mr. May is the Chief  Executive  Officer and a principal  stockholder of May
            Management,  Inc.  and may be deemed to be the  beneficial  owner of shares owned by May Management,  Inc. or as to which May Management,
            Inc. has shared  dispositive  power.  Mr. May  disclaims  beneficial ownership of the shares of Common Stock held by May Management, Inc.
            except  to  the  extent  of his  pecuniary  interest  therein.  This information is based on information provided by Mr. May.

(7)         Includes the shares and options  shown in footnotes (2) to (6) above and 45,833  shares of Common  Stock  issuable  upon the  exercise of options within 60 days of the Record Date held by executive officers who are not specifically named in the security ownership table.

                        PROPOSAL I--ELECTION OF DIRECTORS

NOMINEES

            Unless  otherwise  specified,  all Proxies received will be voted in favor of the election of the persons named below as directors of the Company, to serve until the next  Annual  Meeting of  Stockholders  of the Company and until their  successors  shall be duly elected and qualify.  Earle May is not standing for  re-election.  Management  has no reason to believe that any of the nominees will be unable or  unwilling to serve as a director,  if elected.  Should any of the nominees not remain a candidate for election at the date of the Meeting, the
Proxies will be voted in favor of those  nominees who remain  candidates and may be voted for substitute nominees selected by the Board of Directors.

            The names,  principal  occupation of and certain  other  information about each of the nominees are set forth below.

                                                                First Year
        Name                               Age                Became Director
--------------------------------------------------------------------------------

Warren G. Lichtenstein                     37                       1996

Jack L. Howard                             41                       1996

Joseph L. Mullen                           53                       1995

Mark E. Schwarz                            42                       2001

Howard Mileaf                              65                        Not
                                                                  Applicable

                                      -5-

            WARREN G. LICHTENSTEIN has served as a director of the Company since
1996 and has served as  President  and Chief  Executive  Officer of the  Company
since December 1997. Mr.  Lichtenstein  has served as the Chairman of the Board,
Secretary and the Managing Member of Steel Partners, L.L.C., the general partner of Steel,  since January 1, 1996.  Prior to such time, Mr.  Lichtenstein was the
Chairman and a director of Steel  Partners,  Ltd., the general  partner of Steel
Partners  Associates,  L.P.,  which was the general partner of Steel,  from 1993 until  prior to January  1,  1996.  Mr.  Lichtenstein  was the  acquisition/risk arbitrage analyst at Ballantrae Partners, L.P., a private investment partnership
formed  to  invest  in  risk  arbitrage,   special  situations  and  undervalued
companies,  from 1988 to 1990.  Mr.  Lichtenstein  has served as a director  and
Chief  Executive  Officer of Gateway  Industries,  Inc.,  a provider of database development  and Web site  design and  development  services,  since 1994 and as
Chairman of the Board since 1995. Mr.  Lichtenstein  has served as a director of
SL Industries, Inc., a designer and producer of proprietary advanced systems and equipment for the power and data quality  industry,  from 1993 to 1997 and since
January 2002. He has served as Chairman of the Board and Chief Executive Officer of SL Industries,  Inc. since  February 2002. Mr.  Lichtenstein  has served as a director and the President and Chief Executive Officer of Steel Partners,  Ltd.,
a management and advisory company that provides management services to Steel and other  affiliates  of Steel,  since June 1999 and as its Secretary and Treasurer since May 2001.  He has also  served as Chairman  of the Board of  Directors  of
Caribbean  Fertilizer Group Ltd., a private company engaged in the production of agricultural  products  in  Puerto  Rico  and  Jamaica,  since  June  2000.  Mr.
Lichtenstein  is also a  director  of the  following  publicly  held  companies:
Tandycrafts,  Inc., a manufacturer  of picture  frames and framed art;  Puroflow
Incorporated,  a designer and manufacturer of precision  filtration devices; ECC
International   Corp.,  a  manufacturer  and  marketer  of   computer-controlled
simulators for training personnel to perform maintenance and operator procedures on military weapons; and United Industrial Corporation,  a designer and producer of defense, training, transportation and energy systems.

            JACK L. HOWARD has served as a director  of the  Company  since 1996 and as its Vice President  since December 1997.  From December 1997 to May 2000,
Mr. Howard also served as Secretary,  Treasurer and Chief  Financial  Officer of
the Company. For more than the past five years, Mr. Howard has been a registered principal of Mutual Securities,  Inc., a registered broker-dealer.  He served as
Vice President of Gateway Industries, Inc. since December 2001 and as a director since  May 1994.  Mr.  Howard  is a  director  of the  following  publicly  held companies:  Pubco  Corporation,  a printing supplies and construction  equipment manufacturer and distributor;  and Castelle, a maker and marketer of application server appliances.

            JOSEPH L. MULLEN has served as a director of the Company since 1995.
Since  January  1994,  Mr.  Mullen  has served as  Managing  Partner of Li Moran
International,  a management  consulting company, and has functioned as a senior officer overseeing the merchandise and marketing  departments for such companies as Leewards  Creative  Crafts Inc.,  Office Depot of Warsaw,  Poland and Camelot
Music. Mr. Mullen is currently serving as Vice President,  General Merchandising
Manager-Hard Line of Retail Exchange.com,  Inc., a business-to-business Internet company that operates an online marketplace for excess consumer goods.

                                      -6-

            MARK E.  SCHWARZ has served as a director of the Company  since July
2001. He has served as the general  partner,  directly or through entities which he controls, of Newcastle Partners, L.P., a private investment firm, since 1993.
Mr. Schwarz was also Vice President and Manager of Sandera  Capital,  L.L.C.,  a
private  investment  firm  affiliated  with  Hunt  Financial  Group,  L.L.C.,  a
Dallas-based  investment firm  associated  with the Lamar Hunt family  ("Hunt"), from 1995 to September 1999 and a securities  analyst and portfolio  Manager for
SCM Advisors,  L.L.C., formerly a Hunt-affiliated registered investment advisor, from May  1993 to 1996.  Mr.  Schwarz  currently  serves  as a  director  of the following companies: SL Industries, Inc.; Nashua Corporation, a specialty paper, label, and printing  supplies  manufacturer;  Bell Industries,  Inc., a computer systems  integrator;  and  Tandycrafts,  Inc.  Mr.  Schwarz  has also  served as
Chairman of the Board of  Directors  of Hallmark  Financial  Services,  Inc.,  a
property and casualty  insurance  holding  company,  since  October  2001.  From
October  1998  through  April 1999,  Mr.  Schwarz  served as a director of Aydin
Corporation, a defense electronics manufacturer.

            HOWARD  MILEAF has been a director of Neuberger  Berman Mutual Funds since  1985.  He has  served as a director  of WHX  Corporation,  a NYSE  listed holding  company,  since August 2002. From May 1993 to December 2001, Mr. Mileaf
served as Vice President and General Counsel of WHX Corporation.

--------------------

            EARLE C. MAY, who is not standing  for  re-election  at the Meeting, has served as a director  of the  Company  since July 1997.  Mr. May has been an executive officer of May Management,  Inc., an investment management firm, since
1968.  Mr. May is also a director of Meadow Valley Corp.,  a heavy  construction contractor.

RECOMMENDATION

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF
THE NOMINEES.

MEETINGS

            The Board of Directors  held three  meetings  during the fiscal year ended December 31, 2001.  All the members of the Board of Directors  attended at least  75% of the  meetings,  with the  exception  of James  Benenson,  a former director of the Company, who did not attend the one meeting that was held during the period for which he was a  director.  From time to time,  the members of the
Board of Directors act by unanimous  written consent pursuant to the laws of the
State of Delaware.

            The  Board  of  Directors  has  a   Compensation   Committee   which
administers the Company's stock option plan and makes recommendations concerning salaries and  incentive  compensation  for employees of and  consultants  to the
Company.  During the fiscal  year ended  December  31,  2001,  the  Compensation
Committee  was  composed  of Earle C. May  (Chairman),  Joseph  Mullen and James
Benenson.  The Compensation  Committee did not hold any meetings during the year ended December 31, 2001.

                                      -7-

            The Board of  Directors  does not have a Nominating  Committee,  the customary functions of which are performed by the entire Board of Directors.

            The Board of Directors  has an Audit  Committee,  which  reviews the
Company's  financial  statements and  accounting  policies,  resolves  potential conflicts of interest, receives and reviews the recommendations of the Company's independent  auditors and confers with the Company's  independent  auditors with respect to the training and supervision of internal accounting personnel and the adequacy of internal accounting controls.  During the fiscal year ended December
31,  2001,  the  members of the Audit  Committee  were Earle C. May  (Chairman),
Joseph L. Mullen and James Benenson.  Mark Schwarz  replaced Mr. Benenson on the
Audit  Committee  after he was  elected  to the  Board in July  2001.  The Audit
Committee  held one meeting during the year ended December 31, 2001. All members of the Company's  Audit  Committee are independent as independence is defined in
Rule  4200(a)(15)  of the NASD listing  standards.  The Board of  Directors  has adopted a written  charter  for the Audit  Committee  which was  included in the
Company's  proxy  statement  for its 2001 annual  meeting of  stockholders.  The
Company is in the process of drafting a new charter for the Audit Committee that complies with The Sarbanes-Oxley Act of 2002.

REPORT OF THE AUDIT COMMITTEE

            The Audit Committee of the Board has furnished the following  report on its  activities  with respect to its  oversight  responsibilities  during the fiscal year ended  December 31, 2001. The report is not deemed to be "soliciting material" or to be "filed" with the Securities and Exchange  Commission  ("SEC")
or subject to the SEC's proxy rules or to the  liabilities  of Section 18 of the
Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the report shall not be  deemed  incorporated  by  reference  into any prior or  subsequent filing by the Company  under the  Securities  Act of 1933,  as  amended,  or the
Exchange Act, except to the extent that the Company specifically incorporates it by reference to such filing.

            The Audit Committee has reviewed and discussed the audited financial statements with the management of the Company and has discussed matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards,  AU
Section 380) with Grant Thornton LLP, the Company's independent auditors for the fiscal year ended  December  31,  2001.  The Audit  Committee  has  received the written  disclosures  and the letter from Grant Thornton LLP, as required by the
Independent  Standards  Board  Standard  No.  1, and has  discussed  with  Grant
Thornton LLP the  independence  of Grant  Thornton LLP.  Based on the review and discussions  involving the  foregoing,  the Audit  Committee  recommended to the
Board of  Directors  that the audited  financial  statements  be included in the
Company's annual report for the fiscal year ended December 31, 2001.

            Submitted by the Audit Committee

                        Joseph L. Mullen
                        Mark E. Schwarz

                                      -8-

                                   MANAGEMENT

EXECUTIVE OFFICERS OF THE COMPANY WHO ARE NOT DIRECTORS

            GLEN  M.  KASSAN  (age  59) has  served  as  Vice  President,  Chief
Financial  Officer and  Secretary of the Company since June 2000. He has been an
Executive  Vice  President of Steel  Partners,  Ltd., a management  and advisory company, since March 2002. Steel Partners, Ltd. has provided management services to Steel and other  affiliates  of Steel since March 2002.  Mr. Kassan served as
Executive Vice President of Steel Partners Services,  Ltd. ("SPS"), a management and advisory company,  from June 2001 through March 2002 and Vice President from
October 1999 through May 2001.  SPS  provided  management  services to Steel and other affiliates of Steel until March 2002, when Steel Partners,  Ltd.  acquired the rights to provide certain  management  services from SPS. He has also served as Vice  Chairman of the Board of Directors of Caribbean  Fertilizer  Group Ltd.
since June 2000.  Mr.  Kassan is a director  and has served as  President  of SL
Industries,  Inc. since January 2002 and February 2002, respectively.  From 1997 to 1998, Mr. Kassan served as Chairman and Chief Executive  Officer of Long Term
Care Services,  Inc., a privately owned  healthcare  services  company which Mr.
Kassan  co-founded  in 1994 and  initially  served  as Vice  Chairman  and Chief
Financial  Officer.  Mr.  Kassan is currently a director of  Tandycrafts,  Inc.;
Puroflow Incorporated;  and United Industrial Corporation. He is the Chairman of
the Board of US Diagnostic Inc., an operator of outpatient diagnostic imaging.

            JAMES  R.  HENDERSON  (age  44)  has  served  as Vice  President  of
Operations of the Company since September 2000. He has also served as a director of the WebBank  subsidiary  since March 2002 and a director and Chief  Operating
Officer of the WebFinancial  Holding Corporation  subsidiary since January 2000.
Mr. Henderson has served as a Vice President of Steel Partners, Ltd. since March
2002. Mr.  Henderson  served as a Vice President of SPS from August 1999 through
March 2002. He has also served as President of Gateway  Industries,  Inc.  since
December  2001.  Mr.  Henderson has served as a director since December 1999 and acting Chief Executive Officer since July 2002 of ECC International Corp. He has served as a director of SL  Industries,  Inc.  since January 2002.  From 1996 to
July  1999,  Mr.  Henderson  was  employed  in  various   positions  with  Aydin
Corporation  which  included a tenure as President and Chief  Operating  Officer from October 1998 to June 1999. Prior to his employment with Aydin  Corporation,
Mr.  Henderson  was  employed  as  an  executive  with  UNISYS  Corporation,  an
e-business solutions provider.

                                      -9-

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

            No executive  officer  received  annual  compensation,  long term or other,  in excess of  $100,000  during  2001,  2000 and  1999.  For  information relating to the management  functions  performed by SPS, an entity controlled by
Warren  G.   Lichtenstein,   please  see  "Certain   Relationships  and  Related
Transactions."

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

            No executive  officer  exercised any options  during the fiscal year ended  December  31,  2001.  The  following  table shows the number and value of options held as of December 31, 2001 by the Chief Executive Officer.

                       AGGREGATED OPTION EXERCISES IN LAST
                      FISCAL YEAR AND FY-END OPTION VALUES

                                  Number of Securities
                                        Underlying                   Value of Unexercised
                                  Unexercised Options at                 In-the-Money
                                         FY-End(#)                  Options at FY-End($)(1)

       Name                      Exercisable/Unexercisable          Exercisable/Unexercisable
       ----                      -------------------------          -------------------------

Warren G. Lichtenstein                  227,458/0                             0/0

-----------------

(1)         Based on the market  value,  as  reported  on the  NASDAQ  Small Cap
            Market of $2.67 per share of Common Stock, at December 31, 2001.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

            Officers  of  the  Company  do  not  receive  annual   compensation.
Day-to-day management functions are performed by Steel Partners, Ltd. Please see
"Certain  Relationships  and  Related  Transactions"  for a  description  of the contractual arrangement between the Company and Steel Partners, Ltd.

            The  Board  of  Directors  authorized  the  payment  to  each of the
Company's non-employee directors of a retainer fee of $3,000 per quarter in cash for his  services  as a  director  during  2001 and  meeting  fees of $1,000 per meeting of the Board and $500 per meeting of a  committee  of the Board ($375 to the extent such  committee  meeting is held on the same day as a Board  meeting)
during  2001  pursuant to the terms of the Long Term Stock  Incentive  Plan (the
"Plan").  Pursuant to the Plan, two of the three non-employee directors entitled to such fees  elected  to receive  their fees in stock  options in lieu of cash, with  exercise  prices based on the market price of the Common Stock on the date of grant. The current directors hold an aggregate of 351,489 options to purchase
Common Stock of the Company at exercise  prices  ranging from $2.55 to $4.68 per share. A former non-employee  director also received such fees. Officers who are

                                      -10-

not directors do not receive annual or per meeting  compensation.  Earle May, as chairman  of the audit  committee,  received  cash  compensation  of $2,500  per quarter.

EQUITY COMPENSATION PLAN INFORMATION

                                 Number of                                  Number of securities
                             securities to be        Weighted-             remaining available for
                                issued upon       average exercise      future issuance under equity
                                 exercise of          price of              compensation plans
                                outstanding         outstanding            (excluding securities
                                  options             options             reflected in column (a))

    Plan Category                   (a)                 (b)                       (c)
    -------------                   ---                 ---                       ---

Equity compensation               470,972              $4.13                    531,171
plans approved by
security holders(1)

Equity compensation                  0                   0                         0
plans not approved by
security holders

Total                             470,972              $4.13                    531,171

--------------------

(1)         Consists of the Plan and  warrants  issued to  stockholders  in 1995 relating to the Company's bankruptcy filing in 1993.

EMPLOYMENT AGREEMENTS

            The Company  currently  has no employment  agreements,  compensatory plans or arrangements with any executive officer.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

            The  Compensation  Committee  is  composed  of Earle May and  Joseph
Mullen. No interlocking  relationship exists between any member of the Company's
Compensation  Committee and any member of any other Company's Board of Directors or  compensation  committee.  No interlocking  relationship  existed between any member of the Company's Board of Directors and any member of any other company's board of directors or other compensation committee in 2001.

                                      -11-

BOARD OF DIRECTORS COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

            SEC regulations require the disclosure of the compensation  policies applicable  to  executive  officers in the form of a report by the  compensation committee of the Board of Directors  (or a report of the full Board of Directors in the absence of a compensation committee). As noted above, the Company pays no compensation to its executive officers.  As a result, the Board of Directors has not  considered a  compensation  policy for its  executive  officers and has not included a report with this Proxy Statement.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

            See "Certain Relationships and Related Transactions."

                                      -12-

STOCK PERFORMANCE GRAPH

            The graph below compares the cumulative total stockholder  return on the Common Stock of the Company with the  cumulative  total return on the Nasdaq
Market Value Index and the Media  General  Financial  Services  Credit  Services
Index,  assuming the investment of $100 in the Company's Common Stock on January
31, 1997, and reinvestment of all dividends.

                                                      FISCAL YEAR ENDING
                                   ----------------------------------------------------------------
COMPANY/INDEX/MARKET          1/31/1997   1/29/1998   12/31/1998   12/31/1999   12/29/2000   12/31/2001

WebFinancial Corporation       100.00       100.00      304.57       315.74        120.56      135.53
Credit Services                100.00       131.38      153.77       202.27        226.22      176.77
NASDAQ Market Index            100.00       117.79      159.57       281.45        176.90      141.01

                                      -13-

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section  16(a) of the Exchange Act requires the  Company's  officers and directors,  and persons who own more than ten percent of a registered  class of the Company's equity  securities,  to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers,  directors and 10%  stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

            Based  solely on its review of the copies of such forms  received by it, or written  representations  from  certain  reporting  persons,  the Company believes  that,  during  the fiscal  year ended  December  31,  2001,  there was compliance  with  all  Section  16(a)  filing  requirements  applicable  to  its officers, directors and 10% stockholders.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            Pursuant  to a  Management  Agreement  approved by a majority of the
Company's  disinterested  directors,  SPS provided the Company with office space and  certain  management,  consulting  and  advisory  services.  The  Management
Agreement is automatically renewed on an annual basis until terminated by either party, at any time and for any reason, upon at least 60 days written notice. The
Management  Agreement also provides that the Company shall  indemnify,  save and hold SPS harmless  from and against any  obligation,  liability,  cost or damage resulting from SPS's actions under the terms of the Management Agreement, except to the extent  occasioned  by gross  negligence  or willful  misconduct of SPS's officers,  directors or employees.  In consideration of the services rendered by
SPS,  the Company  paid to SPS a fixed  monthly fee,  adjustable  annually  upon agreement  of the Company and SPS.  During the fiscal  years ended  December 31,
2001 and 2000,  SPS received fees of $231,000 and $310,000,  respectively,  from the  Company.  These  payments  represented  in  excess of five  percent  of the
Company's  consolidated gross revenues and Steel Partners,  Ltd.'s  consolidated gross revenues for the applicable  fiscal years.  The Company  believes that the cost of  obtaining  the type and quality of  services  rendered by SPS under the
Management  Agreement was no less  favorable  than the cost at which the Company could obtain from unaffiliated entities.

            Pursuant to an Employee  Allocation  Agreement  between  WebBank,  a subsidiary  of the Company,  and SPS dated March 15, 2001,  James  Henderson,  a former  employee  of SPS  and an  executive  officer  of the  Company,  performs services  in the area of  management,  accounting  and  finances  and such other services as reasonably  requested by WebBank.  In  consideration of the services provided, WebBank shall pay SPS $100,000 per annum. During the fiscal year ended
December 31, 2001,  SPS received  fees of $79,000.  The fees received by SPS are part of the fees that SPS received pursuant to the Management Agreement referred to in the  preceding  paragraph.  The  agreement  will  continue  in force until terminated by either of the parties upon 30 days prior  notice.  The Company and
WebBank  believe  that the cost of  obtaining  the type and  quality of services rendered by Mr.  Henderson under the Employee  Allocation  Agreement was no less favorable  than the cost at which the Company  could  obtain  from  unaffiliated entities.

                                      -14-

            SPS  is  owned  by  an  entity   which  is   controlled   by  Warren
Lichtenstein,  the Company's  Chairman of the Board and Chief Executive Officer.
As of March 26, 2002,  the  Management  Agreement  and the  Employee  Allocation
Agreement  described above were assigned by SPS to Steel Partners,  Ltd. and the employees of SPS became  employees of the Steel  Partners  Services  Division of
Steel Partners,  Ltd.  Warren  Lichtenstein,  the Company's  President and Chief
Executive  Officer,  is an  affiliate  of  Steel  Partners,  Ltd.  based  on his ownership of Steel Partners,  Ltd., directly and through Steel, and by virtue of his  positions  as  Chairman,  President  and Chief  Executive  Officer of Steel
Partners,  Ltd.  Mr.  Lichtenstein  is the sole  managing  member of the general partner of Steel. Mr. Lichtenstein  disclaims beneficial ownership of the shares of Common Stock of Steel Partners,  Ltd. owned by Steel (except to the extent of his pecuniary interest in such shares of Common Stock).

                                      -15-

                   PROPOSAL II--RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

            On May 1, 2000,  the Company  dismissed  KPMG LLP  ("KPMG"),  as its independent accountants. The audit reports of KPMG on the consolidated financial statements  of the  Company as of December  31, 1999 and 1998,  and for the year ended December 31, 1999, the eleven-month period ended December 31, 1998 and the year ended January 31, 1998 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty,  audit scope, or accounting  principles.  The Board of Directors participated in and approved the decision to change independent accountants.

            In  connection  with  the  audits  of  the  Company's   consolidated
financial  statements  for each of the two fiscal years ended  December 31, 1999 and 1998, and in the subsequent  interim period through May 1, 2000,  there were no  "disagreements," as that term is defined in the instructions to Form 8-K and the  regulations  applicable  to Item 4 of Form 8-K,  with KPMG on any matter of accounting principles or practices,  financial statement disclosure, or auditing
scope  or  procedures,   which   "disagreements,"   if  not  resolved  to  their
satisfaction  would have caused them to make reference in connection  with their opinion on the subject matter of the "disagreement" in their report.

            KPMG has  furnished  the Company with a letter  addressed to the SEC stating that it agrees with the above statements, except that KPMG did not agree or disagree  with the reference to the Board of Directors  participating  in and approving the decision to change independent auditors.

            The Company engaged Grant Thornton LLP as the Company's  auditors on
May 4, 2000.  The Company has not consulted  with Grant  Thornton LLP during the two fiscal years prior to May 4, 2000  concerning the  application of accounting
principles  or  any  issues  relating  to  accounting,   auditing  or  financial
reporting.

            The Board of  Directors  has  appointed  Grant  Thornton  LLP as the
Company's independent public accountants for the fiscal year ending December 31,
2002.  Although the  selection of auditors  does not require  ratification,  the
Board of Directors has directed that the  appointment  of Grant  Thornton LLP be submitted to  stockholders  for  ratification  due to the  significance  of such appointment.  If  stockholders  do not ratify the  appointment of Grant Thornton
LLP, the Board of Directors  will consider the  appointment  of other  certified public  accountants.  The approval of the proposal to ratify the  appointment of
Grant Thornton LLP requires the affirmative vote of a majority of the votes cast by holders of the Common Stock.

FEES BILLED TO COMPANY BY GRANT THORNTON LLP DURING FISCAL 2001

            AUDIT FEES:  The  aggregate  fees billed for  professional  services rendered by Grant Thornton LLP for the audit of the annual financial  statements of the Company and its subsidiary WebBank for the fiscal year ended December 31,
2001 and the review of the financial  statements included in the Company's Forms
10-Q for such fiscal year were approximately $52,500.

                                      -16-

            FINANCIAL  INFORMATION  SYSTEMS DESIGN AND  IMPLEMENTATION  FEES: No
fees were billed for  professional  services  rendered by Grant Thornton LLP for financial information systems design and implementation  services for the fiscal year ended December 31, 2001.

            ALL OTHER FEES: The aggregate  fees billed for services  rendered by
Grant  Thornton LLP, other than the services  referred to above,  for the fiscal year ended December 31, 2001 were approximately $19,000.

            The Audit  Committee has  considered  whether the provision by Grant
Thornton  LLP of the  services  covered by the fees other than the audit fees is compatible with maintaining  Grant Thornton's  independence and believes that it is compatible.

            The Company does not expect a  representative  of Grant Thornton LLP to be present at the Meeting.

RECOMMENDATION

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE
APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S  INDEPENDENT AUDITORS FOR THE
YEAR ENDING DECEMBER 31, 2002.

                                      -17-

                                  ANNUAL REPORT

            All  stockholders of record as of the Record Date have been sent, or are concurrently herewith being sent, a copy of the Company's 2001 Annual Report for the year  ended  December  31,  2001,  which  contains  certified  financial statements of the Company for the year ended December 31, 2001.

            ANY  STOCKHOLDER  OF THE COMPANY MAY OBTAIN WITHOUT CHARGE A COPY OF
THE COMPANY'S  ANNUAL  REPORT ON FORM 10-K FOR THE YEAR ENDED  DECEMBER 31, 2001
(WITHOUT  EXHIBITS),  AS FILED WITH THE SECURITIES AND EXCHANGE  COMMISSION,  BY
WRITING TO THE  CORPORATE  SECRETARY,  WEBFINANCIAL  CORPORATION,  150 EAST 52ND
STREET, 21ST FLOOR, NEW YORK, NEW YORK 10022.

                              STOCKHOLDER PROPOSALS

            Stockholder  proposals made in accordance  with Rule 14a-8 under the
Exchange Act and intended to be presented at the Company's  2003 Annual  Meeting of Stockholders  must be received by the Company at its principal  office in New
York,  New York within a reasonable  time before the Company begins to print and mail its proxy  materials.  The Company  will inform  stockholders  of such date either in a report  filed with the SEC and/or a press  release.  Such  proposals should be addressed to the Corporate Secretary,  WebFinancial  Corporation,  150
East 52nd Street, 21st Floor, New York, New York 10022.

            On May 21,  1998,  the SEC adopted an  amendment  to Rule 14a-4,  as promulgated  under the Exchange Act. The amendment to Rule  14a-4(c)(1)  governs the Company's use of its discretionary  proxy voting authority with respect to a stockholder  proposal which is not addressed in the Company's  proxy  statement.
The new amendment provides that if a proponent of a proposal fails to notify the
Company  at least 45 days  prior to the  month and day of  mailing  of the prior
year's  proxy   statement,   then  the  Company  will  be  allowed  to  use  its
discretionary  voting  authority  when the  proposal  is raised at the  meeting, without any discussion of the matter in the proxy statement. If during the prior year the  Company did not hold an annual  meeting,  or if the date of the annual meeting has changed more than 30 days from the prior year,  then notice must not have  been  received  a  reasonable  time  before  the  Company  mails its proxy materials in order for the Company to be allowed to use its discretionary voting authority when the proposal is raised.

            As of the  date of this  Proxy  Statement,  management  knows  of no matters  other  than  those  set  forth  herein  which  will  be  presented  for consideration at the Meeting.

                                 Glen M. Kassan
                                 Vice President, Chief Financial Officer
                                 and Secretary
November 7, 2002

                                      -18-

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                            WEBFINANCIAL CORPORATION

                     Proxy -- Annual Meeting of Stockholders
                                December 2, 2002

            The  undersigned,  a  stockholder  of  WebFinancial  Corporation,  a
Delaware corporation (the "Company"), does hereby appoint Warren G. Lichtenstein and Jack L. Howard,  and each of them, the true and lawful attorneys and proxies with full  power of  substitution,  for and in the name,  place and stead of the undersigned,  to vote all of the shares of Common Stock of the Company which the undersigned  would be entitled to vote if personally  present at the 2002 Annual
Meeting  of  Stockholders  of the  Company  to be held at the  offices of Olshan
Grundman Frome  Rosenzweig &  Wolosky LLP,  located at 505 Park Avenue,  New
York, New York 10022,  on December 2, 2002 at 10:00 A.M.,  local time, or at any adjournment or adjournments thereof.

            The undersigned hereby instructs said proxies or their substitutes:

1.          ELECTION OF DIRECTORS:

            The election of Warren G.  Lichtenstein,  Jack L. Howard,  Joseph L.
Mullen,  Mark E. Schwarz and Howard Mileaf to the Board of  Directors,  to serve until  the 2003  Annual  Meeting  of  Stockholders  and until  their  respective successors are elected and shall qualify.

                          WITHHOLD AUTHORITY
FOR ALL                   TO VOTE FOR ALL
NOMINEES  _____           NOMINEES  _____       ________________________________

                                                ________________________________

                                                ________________________________

                                                ________________________________
                                                TO WITHHOLD AUTHORITY TO
                                                VOTE FOR ANY INDIVIDUAL NOMINEE(S),
                                                PRINT NAME(S) ABOVE.

2.          TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS:

            ______  FOR   _____  AGAINST    _____  ABSTAIN

3.          DISCRETIONARY AUTHORITY:

            In their  discretion,  the proxies are  authorized to vote upon such other and further business as may properly come before the meeting.

            THIS  PROXY  WILL  BE  VOTED  IN  ACCORDANCE   WITH  ANY  DIRECTIONS
HEREINBEFORE  GIVEN.  UNLESS  OTHERWISE  SPECIFIED,  THIS PROXY WILL BE VOTED TO
ELECT  DIRECTORS,  AND TO RATIFY THE  APPOINTMENT  OF GRANT  THORNTON LLP AS THE
COMPANY'S INDEPENDENT AUDITORS.

            The  undersigned  hereby  revokes  any proxy or  proxies  heretofore given, and ratifies and confirms that all the proxies  appointed  hereby, or any of them,  or their  substitutes,  may  lawfully do or cause to be done by virtue hereof.

Dated: _______________________, 2002

_____________________________ (L.S.)

_____________________________ (L.S.)
            Signature(s)

NOTE:  PLEASE  SIGN  EXACTLY  AS YOUR  NAME OR NAMES  APPEAR
HEREON. WHEN SIGNING AS ATTORNEY,  EXECUTOR,  ADMINISTRATOR,
TRUSTEE OR GUARDIAN,  PLEASE  INDICATE THE CAPACITY IN WHICH
SIGNING.  WHEN SIGNING AS JOINT TENANTS,  ALL PARTIES IN THE
JOINT  TENANCY  MUST  SIGN.  WHEN  A  PROXY  IS  GIVEN  BY A
CORPORATION, IT SHOULD BE SIGNED WITH FULL CORPORATE NAME BY
A DULY AUTHORIZED OFFICER.

     PLEASE  MARK,  DATE,  SIGN AND MAIL  THIS  PROXY IN THE
ENVELOPE  PROVIDED FOR THIS PURPOSE.  NO POSTAGE IS REQUIRED
IF MAILED IN THE UNITED STATES.